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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                 NOVEMBER 17, 2000

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                         NEW VISUAL ENTERTAINMENT, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            UTAH                          0-21785                  95-4543704
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
       incorporation)                                        Identification No.)


       5920 FRIARS ROAD, SUITE 104
          SAN DIEGO, CALIFORNIA                                     92108
(Address of Principal Executive Offices)                          (Zip Code)



                                 (619) 692-0333
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


================================================================================
              Total number of pages included in this filing is 58.
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ITEM 5.   OTHER EVENTS.

         On November 17, 2000, New Visual Entertainment, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with the following investors (collectively, the "Investors"): Lilly Beter Capital Group, Ltd., International Caribbean Trust Limited, Prometheus Trust Limited, Cutting Edge Trust Limited, Wind & Sea Trust Limited, Montgomery Landing Trust Limited, Quail Run Trust Limited, and Tru Color Trust Limited.

         The terms of the Securities Purchase Agreement provide that over a two year period the Investors will purchase at the Company's request up to $5 million of the Company's common stock in several tranches. Up to $500,000 of common stock may be purchased under each tranche. The purchase price for securities purchased under the Securities Purchase agreement will equal 87% of the average market price per share of the common stock over the five days preceding the closing of each tranche. Each Investor is obligated to purchase 12.5% of the securities sold under the Securities Purchase Agreement.

         To date, the Investors have paid $315,000 to the Company pursuant to the Securities Purchase Agreement, in exchange for an aggregate of 57,704 shares of the Company's common stock.

         The Investors received warrants which grant the right to purchase, in the aggregate, up to an additional 4 million shares of the Company's common stock, three million of which are represented by Series A Warrants and one million of which are represented by Series B Warrants. The exercise price of the Series A Warrants is the lesser of $6.00 per share or 50% of the average market price of the common stock at the time the Series A Warrants are exercised. The exercise price of the Series B Warrants is $6.00 per share.

         Proceeds from the funding will be used to accelerate development and commercialization of the Company's proprietary transmission technology.

         In connection with the Securities Purchase Agreement, the Company granted certain registration rights to the Investors, the terms of which are set forth in a separate registration rights agreement executed by the Company and the Investors contemporaneously with the execution of the Securities Purchase Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following documents are provided as Exhibits to this Form 8-K:

         (c)      EXHIBITS.


   EXHIBIT NO.    DOCUMENT DESCRIPTION
   -----------    --------------------

         10.1 Securities Purchase Agreement dated November 17, 2000 by and among New Visual Entertainment, Inc., Lilly Beter Capital Group, Ltd., International Caribbean Trust Limited, Prometheus Trust Limited, Cutting Edge Trust Limited, Wind & Sea Trust Limited, Montgomery Landing Trust Limited, Quail Run Trust Limited, and Tru Color Trust Limited.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NEW VISUAL ENTERTAINMENT, INC.

November 20, 2000

                                      By: /s/ Ray Willenberg, Jr.
                                      ------------------------------------------
                                      Ray Willenberg, Jr., Chairman of the Board
                                      and Chief Executive Officer

                                       2
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EXHIBIT NO.       DOCUMENT DESCRIPTION
-----------       --------------------
      10.1        Securities Purchase Agreement dated November 17, 2000 by and among New Visual Entertainment, Inc., Lilly Beter Capital
                  Group, Ltd., International Caribbean Trust Limited, Prometheus
                  Trust Limited, Cutting Edge Trust Limited, Wind & Sea Trust
                  Limited, Montgomery Landing Trust Limited, Quail Run Trust
                  Limited, and Tru Color Trust Limited.


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